Goodwill, Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
Goodwill, Acquisitions and Dispositions

(8) Goodwill, Acquisitions and Dispositions

Goodwill

The following is a summary of our goodwill balance by segment and Corporate and Other activities as of the dates indicated:

(Amounts in millions)	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other	Total
Balance as of December 31, 2009:
Gross goodwill	$1,034	$97	$289	$18	$22	$112	$29	$1,601
Accumulated impairment losses	(185)	—	—	—	(22)	(70)	—	(277)

Goodwill	849	97	289	18	—	42	29	1,324

Acquisitions	—	—	8	—	—	—	—	8
Foreign exchange translation	—	(4)	—	1	—	—	—	(3)

Balance as of December 31, 2010:
Gross goodwill	1,034	93	297	19	22	112	29	1,606
Accumulated impairment losses	(185)	—	—	—	(22)	(70)	—	(277)

Goodwill	849	93	297	19	—	42	29	1,329

Impairment losses	—	—	—	—	—	—	(29)	(29)
Dispositions (1)	—	—	—	—	—	(42)	—	(42)
Acquisitions	—	—	(2)	—	—	—	—	(2)
Foreign exchange translation	—	(3)	—	—	—	—	—	(3)

Balance as of December 31, 2011:
Gross goodwill	1,034	90	295	19	22	70	29	1,559
Accumulated impairment losses	(185)	—	—	—	(22)	(70)	(29)	(306)

Goodwill	$849	$90	$295	$19	$—	$—	$—	$1,253

(1)	Relates to the sale of our Medicare supplement insurance business in 2011.

Goodwill impairment losses

During the fourth quarter of 2011, as a result of our reorganized operating segments, our reverse mortgage business was newly identified as a separate reporting unit. Previously, this business was a component of the long-term care insurance reporting unit. Due to historical business performance and recent adverse developments within the industry that negatively impacted the valuation of the business, we impaired all of the goodwill related to our reverse mortgage business reported in Corporate and Other activities in the fourth quarter of 2011. The key assumptions utilized in this valuation included expected future business performance and the discount rate, both of which were adversely impacted as a result of the recent industry developments. There were no goodwill impairment charges recorded in 2010 and 2009. Deteriorating or adverse market conditions for certain businesses may have a significant impact on the fair value of our reporting units and could result in future impairments of goodwill.

Acquisitions

On December 31, 2010, we acquired the operating assets of Altegris Capital, LLC. (“Altegris”) in our Wealth Management segment. Altegris, based in La Jolla, California, provides a platform of alternative investments, including hedge funds and managed futures products. Under the terms of the agreement, we paid approximately $40 million at closing and may pay additional performance-based payments of up to $88 million during the five-year period following closing. We recorded consideration of $65 million consisting of the closing cash payment, estimated working capital adjustment and level 3 fair value of $21 million for contingent consideration, determined using an income approach. As part of the business combination, we recognized goodwill of $8 million and level 3 fair values of acquired identifiable intangible assets of $52 million. In 2011, upon finalization of the valuation, we recorded a reduction to goodwill of $3 million.

On August 29, 2008, we acquired Quantuvis Consulting, Inc., an investment advisor consulting business, for $3 million plus potential contingent consideration of up to $3 million. In 2011, we paid $1 million of contingent consideration related to this acquisition.

Dispositions

Effective October 1, 2011, we completed the sale of our Medicare supplement insurance business for total proceeds of $276 million. The sale resulted in an after-tax gain of $36 million. Our Medicare supplement insurance business is included in our Runoff segment. The transaction included the sale of Continental Life Insurance Company of Brentwood, Tennessee and its subsidiary, American Continental Insurance Company, and the reinsurance of the Medicare supplement insurance in-force business written by other Genworth life insurance subsidiaries.

On September 30, 2009, we closed a transaction for the sale of one of our Mexican subsidiaries, Genworth Seguros Mexico, S.A. de C.V. (“Seguros”), to HDI-Gerling International Holding AG. The sale included the automobile, property and casualty, life and personal accident insurance business lines that Seguros distributed through independent professional insurance agents. The net cash proceeds of $38 million were received on October 1, 2009. As of December 31, 2009, we recorded a receivable for contingent consideration of $8 million in the consolidated balance sheet. The sale resulted in an after-tax gain of $4 million.

In January 2012, we reached an agreement to sell our tax and accounting financial advisor unit, Genworth Financial Investment Services (“GFIS”), for approximately $79 million at closing, plus an earnout provision. The earnout provides the opportunity for us to receive additional future compensation based on achieving certain revenue goals. We expect to recognize a realized gain on the sale, with the closing of the sale expected in the first half of 2012, subject to customary closing conditions and regulatory approvals. GFIS is included in our Wealth Management segment.